The Advisors' Inner Circle Fund
                           FMA Small Company Portfolio

                    Supplement Dated November 26, 2002 to the
                         Prospectus Dated June 24, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Pursuant to an Agreement and Plan of Merger dated October 25, 2002, two senior officers of Fiduciary Management Associates, Inc. ("Old FMA"), Robert F. Carr III and Kathryn Vorisek, have agreed to effect a management buy-out of Old FMA from Old Mutual US Holdings Inc. ("Old Mutual US") and to merge Old FMA into a newly formed entity, Fiduciary Management Associates, LLC ("New FMA") (the "FMA Transaction"). The FMA Transaction is expected to be consummated on or about December 17, 2002. Until that date, Old FMA is expected to remain a subsidiary of Old Mutual US. New FMA is a newly formed entity expected to be owned by Mr. Carr and Ms. Vorisek as well as other senior members of the current Old FMA management team. The FMA Transaction will result in a technical change in the form of the organization which serves as the Fund's investment adviser (from a corporation to a limited liability company), and will result in a change in ownership of the investment adviser. Other than this change of ownership, the operations of the investment adviser and the persons responsible for day-to-day investment advice to the Fund are expected to remain unchanged, and there will be no change in the fees payable to the investment adviser.

Consummation of the FMA Transaction will result in a change of control of Old FMA and will thus constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund's investment advisory contract with Old FMA (the "Advisory Contract"). As required by the 1940 Act, the Fund's Advisory Contract automatically will terminate upon this assignment. In anticipation of the FMA Transaction, the Board of Trustees of the Advisors' Inner Circle Fund (the "Board") has approved an interim investment advisory agreement (the "Interim Agreement") to take effect on an interim basis between the termination of the Advisory Contract and shareholder approval of the proposed new investment advisory agreement described in the following paragraph. Compensation earned by New FMA under the Interim Agreement will be held in an interest-bearing escrow account for a period of up to 150 days after the termination of the Advisory Contract.

The Board has also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and New FMA. Except for the substitution of New FMA for Old FMA as investment adviser and the time periods covered by the agreement, the proposed new investment advisory agreement is identical in all material respects to the Fund's Advisory Contract. Shareholders will be asked to approve the proposed new investment advisory agreement at a special meeting of shareholders, scheduled for Friday, January 17, 2003 (the "Shareholder Meeting"). Shareholders of record as of November 20, 2002 will be entitled to vote at the shareholder meeting and will receive proxy materials that provide a detailed discussion of the FMA Transaction and its impact on the Fund's advisory arrangements.

Upon approval of the change in investment adviser at the Shareholder Meeting, the Interim Agreement will terminate and be replaced by the new advisory agreement. In addition, the amount held in the above-referenced escrow account, plus interest, will be paid to New FMA. If shareholders do not approve the proposed investment advisory agreement, New FMA will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. In addition, the Board will take such further action as it deems to be in the best interests of shareholders of the Fund.

                    -----------------------------------

The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FMA-FU-001-01

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                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                              Phone: (610) 676-1000
                               Fax: (610) 676-1040

November 26, 2002



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549



RE:      The Advisors' Inner Circle Fund
         REGISTRATION NOS. 33-42484/811-06400

Dear Ladies and Gentlemen:

         On behalf of The Advisors' Inner Circle Fund and pursuant to Rule 497(e) of the Securities Act of 1933, as amended, attached herewith for filing please find a copy of a supplement to the prospectus for FMA Small Company Portfolio dated June 24, 2002.

         Questions and comments concerning the enclosed materials may be directed to the undersigned at (610) 676-1822.

                                            Very truly yours,


                                            /s/ STEPHANIE CAVANAGH

                                            Stephanie Cavanagh